Exhibit 10.1

Voting Agreement

This Voting Agreement (this “Agreement”) is made and entered into as of April 13, 2012, among Stratasys, Inc., a Delaware corporation (“Stratasys”), of Objet Ltd., an Israeli company (the “Company”), and the undersigned holder (the “Holder”) of shares of the Company.

Recitals

A. The Holder owns shares of the Company, in that number and class of shares of the Company’s share capital set forth on Schedule A hereto (such shares, together with any other options, warrants, convertible securities and/or shares of the Company acquired by such Holder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Securities”).

B. In accordance with the terms and conditions of the contemplated Agreement and Plan of Merger by and among Stratasys, the Company and Oaktree Merger Inc. (the “Merger Sub”), a Delaware corporation and indirect wholly owned subsidiary of the Company (as amended, restated or supplemented from time to time, the “Merger Agreement”), upon the Effective Time under the Merger Agreement, Merger Sub will merge into Stratasys, with Stratasys as the surviving corporation (the “Merger”). Capitalized terms used but not defined herein are used as they are defined in the Merger Agreement.

C. The Holder believes that the terms of the Merger and the Merger Agreement are fair to the Holder and that it is in his, her or its best interest as a holder of Subject Securities that the Merger, and all other transactions contemplated thereby (the “Transactions”), be consummated.

E. Stratasys has advised the Company that it is requiring that certain shareholders of the Company undertake in advance to vote their Subject Securities in favor of approving the Merger, the other Transactions and all approvals and resolutions deemed required by the Company in connection therewith.

F. For the above reasons, in order to induce Stratasys to enter into the Merger Agreement and in consideration of the execution thereof by Stratasys, the Holder, solely in his, her or its capacity as a holder of the Subject Securities, has entered into this Agreement and agrees to be bound hereby.

Now, Therefore, in consideration of the promises and the covenants and agreements set forth below, the parties agree as follows:

1.                   No Transfer of Shares. During the term of this Agreement, the Holder shall not, without the express consent of Stratasys, cause or permit any Transfer (as defined below) of any of the Subject Securities or enter into any agreement, option or arrangement for the Transfer of any of the Subject Securities; provided that nothing contained in this Agreement will be deemed to restrict the ability of the Holder to exercise any Company options or Company warrants held by the Holder as of the date hereof. Except as required by this Agreement, the Holder shall not deposit (or permit the deposit of) any Subject Securities in a voting trust or grant any proxy or enter into any voting agreement or similar agreement with respect to any of the Subject Securities or in any way grant any other Person any right whatsoever with respect to the voting or disposition of the Subject Securities. For purposes hereof, a Person shall be deemed to have effected a “Transfer” of Subject Securities if such Person directly or indirectly: (a) sells, pledges, encumbers, grants an option with respect to, transfers, assigns, or otherwise disposes of such security, or any interest in such security; or (b) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such shares or any interest therein.

2.                   Agreement to Vote Shares. During the term of this Agreement, at any meeting of shareholders of the Company or at any adjournment thereof, in any action by written consent or in any other circumstances upon which the Holder’s vote, consent or other approval is sought, the Holder shall vote (or cause to be voted) all of the Subject Securities that are then entitled to be voted (i) in favor of any amendment to the Company’s Current Articles of Association (the “Current Articles”), (ii) in favor of the Merger, the Merger Agreement and the other Transactions and of the terms of the Merger Agreement and the other agreements reflected therein, (iii) against any proposal, amendment, matter or agreement that would in any manner impede, frustrate, prevent or nullify the Merger Agreement, the Merger, any of the other Transactions or this Agreement; (iv) in favor of the conversion of all outstanding preferred shares of the Company into the Company's ordinary Shares in accordance with Section 7.2 of the Current Articles; (v) in favor of an increase in the authorized share capital of the Company and the determination that the securities issued in connection with the Merger Agreement shall not be deemed “New Securities” for the purposes of Article 49.1 of the Current Articles; (vi) in favor of a reverse stock split of all authorized, issued and outstanding shares of the Company at a ratio as shall be presented at the meeting, the reinstatement of the par value per share (including all authorized, issued and outstanding shares of the Company) at a par value as shall be presented at the meeting and the decrease in the authorized capital of the Company and the consequent increase in the share premium to be recorded on the Company’s accounts; (vii) in favor of changing the Company's name to סראטאסיס בע"מ and in English Stratasys Ltd. or to any other similar name that the Registrar of Companies may approve, which name change will enter into effect subject to and upon the Effective Time and to the approval by the Registrar of Companies, as set forth in the Merger Agreement; (viii) in favor of adoption of a public company Articles of Association, as set forth as an exhibit to the Merger Agreement, effective as of the Effective Time; (ix) in favor of an amendment of the current Company's Memorandum of Association, as set forth in the Merger Agreement, effective as of the Effective Time; (x) in favor of the ratification of the Company's 2011 Omnibus Stock Option and Restricted Stock Incentive Plan; (xi) in favor of the approval of the Registration Rights and Lockup Agreement, as set forth in the Merger Agreement; (xii) in favor of the appointment of the persons designated pursuant to the terms of the Merger Agreement as directors of the Company, including their classification to separate classes, as of the Effective Time, and approval of their remuneration; (xiii) in favor of the indemnification agreements to be entered into by the Company with each person who will serve on the board of directors of the Company and each person who will serve as an executive officer of the Company (the "Company Directors and Officers"); (xiv) in favor of the approval of the directors and officers insurance policy to be procured by the Company for the benefit of the Company Directors and Officers; (xv) against any proposed acquisition proposal; (xvi) in favor of any action necessary to authorize the issuance of Company shares in connection with the Merger to the directors and officers of Stratasys for the purposes of exempting such issuance from the application of Section 16 of the Exchange Act and the rules and regulations thereunder; and (xvii) in favor of any action necessary, advisable and prudent in the name and on behalf of the Company towards the implementation of the Merger, the above resolutions and all other actions required, advisable, prudent and/or resulting from the Merger or such resolutions. The Holder agrees that the Subject Securities that are entitled to be voted shall be voted (or cause to be voted) as set forth in the preceding sentences whether or not the Holder’s vote, consent or other approval is sought on only one or on any combination of the matters set forth in clauses (i) - (xvii) above and at any time or at multiple times during the term of this Agreement.

3.                   Director Matters. No provision of this Agreement shall limit or otherwise restrict the Holder with respect to any vote that the Holder (or, if the Holder is not a natural person, the Holder’s representative) may make solely in his or her capacity as a director of the Company with respect to a matter presented to the Company Board.

4.                   Irrevocable Proxy.

(a)                Concurrently with the execution of this Agreement, the Holder has executed and delivered to S. Scott Crump and Robert F. Gallagher (the “Proxy Holders”) an irrevocable proxy in the form attached hereto as Exhibit A (the “Proxy”), which Proxy shall be irrevocable to the fullest extent permissible by law, with respect to the Subject Securities.

(b)                If for any reason the proxy granted pursuant to this Agreement is not irrevocable, then the Holder agrees to vote the Subject Securities that are then entitled to vote in accordance with Section 2 of this Agreement.

(c) The Company acknowledges that the Holder has delivered the Proxy to the Proxy Holders and agrees that until the termination of this Agreement pursuant to Section 6, Best shall give a notice of each general meeting of Company shareholders to the Proxy Holders in care of Stratasys as provided in Section 9 below not later than ten Business Days prior to the date of such general meeting.

5.                   Representations and Warranties of the Holder. The Holder hereby represents and warrants to Stratasys as follows:

(a)                The Holder (i) is the owner of the Subject Securities, free and clear of any liens, adverse claims, charges or other encumbrances of any nature whatsoever (other than pursuant to (x) applicable restrictions on transfer under applicable securities laws or the Company’s Memorandum of Association or Current Company Articles, or (y) this Agreement), and (ii) does not beneficially own any securities of the Company (including options, warrants or convertible securities) other than the Subject Securities.

(b)                Except as provided in the Merger Agreement and as set forth on Schedule A, the Holder has the sole right to vote and to direct the voting of the Subject Securities (or, if this Agreement also is signed by the Holder’s spouse, the Holder and his or her spouse together have the sole right to vote and to direct the voting of the Subject Securities), and none of the Subject Securities are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Securities, except as set forth in this Agreement.

(c)                The Holder has the requisite power and authority to execute and deliver this Agreement and the Proxy, to consummate the transactions contemplated hereby and thereby and to comply with the terms hereof and thereof. The execution and delivery by the Holder of this Agreement and the Proxy, the consummation by the Holder of the transactions contemplated hereby and thereby and the compliance by the Holder with the provisions hereof and thereof have been duly authorized by all necessary corporate, company, partnership or other action on the part of the Holder, and no other corporate, company, partnership or other proceedings on the part of the Holder are necessary to authorize this Agreement and the Proxy, to consummate the transactions contemplated hereby and thereby or to comply with the provisions hereof or thereof.

(d)                Each of this Agreement and the Proxy has been duly executed and delivered by the Holder, constitutes a valid and binding obligation of the Holder and is enforceable against the Holder in accordance with its terms.

(e)                The execution and delivery of this Agreement and the Proxy, the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, any provision of (i) the governing corporate documents of the

Holder, if applicable, (ii) any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to the Holder or its properties or assets, or (iii) any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Holder is a party or by which the Holder or the Holder’s assets are bound, except for such violations, breaches or defaults, as would not reasonably be expected to prevent or materially delay the performance by the Holder of any of its obligations under this Agreement.

6.                   Termination. This Agreement shall terminate upon the earlier of the: (i) the Effective Time; or (ii) termination of the Merger Agreement in accordance with its terms. In the event of the termination of this Agreement, this Agreement and the Proxy shall forthwith become null and void, there shall be no liability on the part of any of the parties, and all rights and obligations of each party hereto shall cease; provided, however, that no such termination of this Agreement shall relieve any party hereto from any liability for any breach of any provision of this Agreement prior to such termination.

7.                   Successors, Assigns and Transferees Bound. Without limiting Section 1 hereof in any way, the Holder agrees that this Agreement and the obligations hereunder shall attach to the Subject Securities from the date hereof through the termination of this Agreement and shall be binding upon any Person to which legal or beneficial ownership of the Subject Securities shall pass, whether by operation of law or otherwise, including the Holder’s heirs, guardians, administrators or successors, and the Holder further agrees to take all actions necessary to effectuate the foregoing. Any Company shares or any options, warrants or convertible securities (in each case, whether or not vested) to acquire shares of the Company received by the Holder in connection with any share split, share dividend, reclassification, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Shares shall be Subject Securities, and this Agreement and the representations, warranties, covenants, agreements and obligations hereunder shall attach to any such additional Subject Securities.

8.                   Remedies. The Holder acknowledges that money damages may be both incalculable and an insufficient remedy for any breach of this Agreement by it, and that any such breach may cause Stratasys irreparable harm. Accordingly, the Holder agrees that in the event of any breach or threatened breach of this Agreement, Stratasys, in addition to any other remedies at law or in equity it may have, shall be entitled to seek immediate equitable relief, including injunctive relief and specific performance, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any competent court.

9.                   Notices. All notices, requests, demands, claims, consents and other communications that are required or otherwise delivered hereunder shall be in writing and shall be deemed to have been duly given if (a) when personally delivered; (b) one (1) business day after deposit with nationally recognized overnight courier; (c) three (3) business days after mailed by registered or certified mail with postage prepaid, return receipt requested; or (d) when transmitted by electronic mail or facsimile (with a copy of such transmission concurrently transmitted by registered or certified mail with postage prepaid, return receipt requested), to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

(a) if to Holder, to the address specified on such Holder’s signature page

(b) if to Stratasys, to:

Stratasys Inc.

7665 Commerce Way

Eden Prairie, MN 55344

U.S.A.

Attn: S. Scott Crump

Fax: (952) 906-2266

with copies to:

Eric Honick, Esq.

McLaughlin & Stern LLP

260 Madison Avenue, 15th Floor

New York, NY 10016

USA

Tel: (212) 448-1100

Fax: (212) 448-0066

(c) if to the Company, to:

c/o Objet

Objet Ltd.

2 Holzman St.

Science Park

P.O. Box 2496

Rehovot 76124

Israel

Attn David Reis

Tel: +972-8-931-4440

Fax: +972--8-931-4940

with copies to:

J. David Chertok, Adv.

Meitar Liquornik Geva & Leshem Brandwein

Abba Hillel Silver Road 16, 12th Floor

Ramat Gan 52506

Israel

Tel: +972-3-610-3100

Fax: +972-3-610-3755

10.               Severability. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of any other provision of this Agreement in such jurisdiction, or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

11.               Entire Agreement/Amendment. This Agreement, the Merger Agreement and the Proxy represent the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Neither this Agreement nor the Proxy may be amended, modified, altered or supplemented except by means of a written instrument executed and delivered by the parties hereto.

12.               Governing Law; Jurisdiction.

(a) This Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the Laws of the State of Israel without regard to the Laws of such jurisdiction that would require the substantive Laws of another jurisdiction to apply.

(b) Unless otherwise explicitly provided in this Agreement, any action, claim, suit or proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy shall be brought or otherwise commenced only in the competent courts located in Tel Aviv, Israel. Each party hereto (i) expressly and irrevocably consents and submits to the jurisdiction of each such court, and each appellate court located in the State of Israel, in connection with any such proceeding; (ii) agrees that each such court shall be deemed to be a convenient forum; (iii) agrees that service of process in any such proceeding may be made by giving notice pursuant to Section 9; and (iv) agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding commenced in any such court, any claim that such party is not subject personally to the jurisdiction of such court, that such proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the Proxy or the subject matter of this Agreement or the Proxy may not be enforced in or by such court.

13.               Counterparts. For the convenience of the parties, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

Holder

By:

Name:

Title:

Address:

__________________________

__________________________

___________________________

__________________________

Stratasys Inc.

By: /s/ S. Scott Crump

 Name: S. Scott Crump

 Title: CEO

SCHEDULE A

Holder Name	Number of Ordinary Shares	Number of Preferred Shares	Number of Options to purchase Ordinary Shares	Number of Options to purchase Preferred Shares

EXHIBIT A

Irrevocable Proxy

The undersigned holder (the “Holder”) of outstanding securities of Objet Ltd., an Israeli company (the “Company”), solely in its, his or her capacity as a holder of securities of the Company, hereby irrevocably appoints each of S. Scott Crump and Robert F. Gallagher, or their designees, of Stratasys Inc. (“Stratasys”), acting individually, as an attorney and proxy of the undersigned, with full power of substitution and resubstitution (the “Proxy Holders”), to vote and exercise all voting, consent and similar rights with respect to all of the Subject Securities (as defined in the Voting Agreement, as defined below), solely with respect to the subject matters set forth below, until the Expiration Date (as defined below). Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Subject Securities are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Subject Securities until after the Expiration Date, other than proxies instructing the proxy recipient to vote in the manner set forth below.

This Proxy is irrevocable, is coupled with an interest sufficient in law to support an irrevocable power and made for the benefit of third parties, and is granted pursuant to that certain Voting Agreement (the “Voting Agreement”) of even date herewith by and among Stratasys and the undersigned Holder, and is granted solely in furtherance of Holder’s undertaking to vote the Subject Securities as required by the Voting Agreement contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), among Stratasys, the Company and the Merger Sub (as defined in the Voting Agreement). As used herein, the term “Expiration Date” shall mean the date of termination of the Voting Agreement in accordance with its terms.

The Proxy Holders named above are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Subject Securities and to exercise all voting, consent and similar rights of the undersigned with respect to the Subject Securities (including, without limitation, the power to execute and deliver written consents) at any meeting of shareholders of the Company or at any adjournment thereof, in any action by written consent or in any other circumstances upon which the Holder’s vote is sought (i) in favor of any amendment to the Company’s Current Articles of Association (the “Current Articles”), (ii) in favor of the Merger, the Merger Agreement and the other Transactions and of the terms of the Merger Agreement and the other agreements reflected therein, (iii) against any proposal, amendment, matter or agreement that would in any manner impede, frustrate, prevent or nullify the Merger Agreement, the Merger, any of the other Transactions or this Agreement; (iv) in favor of the conversion of all outstanding preferred shares of the Company into the Company's ordinary Shares in accordance with Section 7.2 of the Current Articles; (v) in favor of an increase in the authorized share capital of the Company and the determination that the securities issued in connection with the Merger Agreement shall not be deemed “New Securities” for the purposes of Article 49.1 of the Current Articles; (vi) in favor of a reverse stock split of all authorized, issued and outstanding shares of the Company at a ratio as shall be presented at the meeting, the reinstatement of the par value per share (including all authorized, issued and outstanding shares of the Company) at a par value as shall be presented at the meeting and the decrease in the authorized capital of the Company and the consequent increase in the share premium to be recorded on the Company’s accounts as shall be presented at the meeting; (vii) in favor of changing the Company's name to סראטאסיס בע"מ and in English Stratasys Ltd. or to any other similar name that the Registrar of Companies may approve, which name change will enter into effect subject to and upon the Effective Time and to the approval by the Registrar of Companies, as set forth in the Merger Agreement; (viii) in favor of adoption of a public company Articles of Association, as set forth as an exhibit to the Merger Agreement, effective as of the Effective Time; (ix) in favor of an amendment of the current Company's Memorandum of Association, as set forth in the Merger Agreement, effective as of the Effective Time; (x) in favor of the ratification of the Company's 2011 Omnibus Stock Option and Restricted Stock Incentive Plan; (xi) in favor of the approval of the Registration Rights and Lockup Agreement, as set forth in the Merger Agreement; (xii) in favor of the appointment of the persons designated pursuant to the terms of the

Merger Agreement as directors of the Company, including their classification to separate classes, as of the Effective Time, and approval of their remuneration; (xiii) in favor of the indemnification agreements to be entered into by the Company with each person who will serve on the board of directors of the Company and each person who will serve as an executive officer of the Company (the "Company Directors and Officers"); (xiv) in favor of the approval of the directors and officers insurance policy to be procured by the Company for the benefit of the Company Directors and Officers; (xv) against any proposed acquisition proposal; (xvi) in favor of any action necessary to authorize the issuance of Company shares in connection with the Merger to the directors and officers of Stratasys for the purposes of exempting such issuance from the application of Section 16 of the Exchange Act and the rules and regulations thereunder; and (xvii) in favor of any action necessary, advisable and prudent in the name and on behalf of the Company towards the implementation of the Merger, the above resolutions and all other actions required, advisable, prudent and/or resulting from the Merger or such resolutions. The Holder agrees that the Subject Securities that are entitled to be voted shall be voted (or cause to be voted) as set forth in the preceding sentences whether or not the Holder’s vote, consent or other approval is sought on only one or on any combination of the matters set forth in clauses (i) - (xvii) above and at any time or at multiple times during the term of this Agreement.

The Holder may vote the Subject Securities on all matters not referred to in this Proxy, and the Proxy Holders may not exercise this Proxy with respect to such other matters. The Holder agrees that the Subject Securities that are entitled to be voted shall be voted (or cause to be voted) as set forth in the first sentence of this paragraph whether or not the Holder’s vote, consent or other approval is sought on only one or on any combination of the matters set forth in clauses (i) - (xvi) above and at any time or at multiple times during the term of the Voting Agreement.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

This Proxy shall terminate, and be of no further force or effect, automatically upon the Expiration Date.

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Holder

By:

Name:

[Title:]

Dated: _________ ___, 2012